38th Annual J.P. Morgan Healthcare Conference January 15, 2020

This presentation (together with any other statements or information that we may make in connection herewith) may contain forward-looking statements. All statements other than statements of present and historical facts contained in this prospectus, including without limitation, statements regarding our future results of operations and financial position, business strategy and approach, including related results, prospective products, planned preclinical or greenhouse studies and clinical or field trials, capabilities, including expected production levels, of our manufacturing facility, management’s expectations regarding pipelines and milestones for product candidates and our food editing platform, and timing and likelihood of success, as well as plans and objectives of management for future operations, may be forward-looking statements. Without limiting the foregoing, the words “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “may,” “will,” “would,” “potential,” the negative thereof and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements reflect various assumptions of Precision’s management that may or may not prove to be correct. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, our ability to become profitable; our ability to procure sufficient funding; our limited operating history; our ability to identify, develop and commercialize our product candidates; our dependence on our ARCUS technology; the initiation, cost, timing, progress and results of research and development activities, preclinical or greenhouse studies and clinical or field trials; our or our collaborators’ ability to identify, develop and commercialize product candidates; our or our collaborators’ ability to advance product candidates into, and successfully complete, clinical or field trials; our or our collaborators’ ability to obtain and maintain regulatory approval of future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product candidate; the regulatory landscape that will apply to our and our collaborators’ development of product candidates; our ability to achieve our anticipated operating efficiencies as we commence manufacturing operations at our new facility; our ability to obtain and maintain intellectual property protection for our technology and any of our product candidates; the potential for off-target editing or other adverse events, undesirable side effects or unexpected characteristics associated with any of our product candidates; the success of our existing collaboration agreements; our ability to enter into new collaboration arrangements; public perception about genome editing technology and its applications; competition in the genome editing, biopharmaceutical, biotechnology and agricultural biotechnology fields; potential manufacturing problems associated with any of our product candidates; potential liability lawsuits and penalties related to our technology, our product candidates and our current and future relationships with third parties; and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov All forward-looking statements speak only as of the date of this presentation, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation may also contain estimates, projections, and/or other information regarding our industry, our business and the markets for certain of our product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, clinical trials, studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information.

Dedicated To Improving Life Overcome Cancer. Cure Genetic Disease. Feed the Planet.

Delivering on the Promise of Genome Editing ARCUS genome editing platform built for translation with full freedom to operate In vivo gene correction platform seeking to cure genetic and infectious diseases Wholly integrated food editing platform focused on human wellness and food security Scaled in-house cGMP manufacturing Clinical stage allogeneic CAR T platform with validating initial safety and response data World class team of ~200 Precisioneers that includes the pioneers in genome editing

Multiple Key Milestones Delivered in 2019 Dosed first patients in Phase 1/2a trial with our lead CD19 allogeneic CAR T Opened first US in-house cGMP facility for genome edited allo CAR T cell therapies IND cleared for second allogeneic CAR T program targeting CD20 IND filed for third allogeneic CAR T program targeting BCMA Presented first clinical data from PBCAR0191 Phase 1 trial at ASH 2019

ARCUS: Engineering Nature’s Genome Editing System ARCUS is derived from I-CreI, a homing endonuclease naturally evolved for highly precise genome editing Safety: Evolved to avoid random off-targeting Easy to Deliver: Small size compatible with existing gene delivery technologies Control of Edits: Knock genes in or knock genes out Proprietary: Complete control of platform and freedom to operate Four Key Attributes 23S Gene 23S Gene 23S Gene 23S Gene Intron I-CreI Intron I-CreI binds to its target site in the genome I-CreI cuts the DNA DNA sequence is inserted by HDR Genome Editing by I-CreI in Algae Chlamydomonas reinhardtii

In-House cGMP Manufacturing for Key Components of Portfolio Manufacturing Center for Advanced Therapeutics (MCAT) is a 17,300 square foot cGMP clinical manufacturing facility Allogeneic CAR T cells, mRNA (10g scale) and rAAV (400L scale) vectors for in vivo and ex vivo uses Second phase expansion for commercial application (>10,000 CAR T doses / treatments per year) cGMP BCMA drug product will be produced at this facility

Deep Bench of Talent Across All Core Activities Includes recognized global pioneers in genome editing Over 200 Precisioneers including more than 85 PhD scientists and engineers Translational research, development, CAR T / AAV / mRNA manufacturing, clinical trial execution Across genetics, biochemistry, protein engineering, immunology, clinical oncology, rare diseases, food & agriculture Management supported by board of directors comprising experts in healthcare research, operations and investment; highly engaged Scientific Advisory Board of global thought leaders in oncology, CAR T and genetics Senior Leadership Team Domain Expertise Thought Leadership Core Competencies

Curing Genetic Disease In Vivo Gene Correction

Why ARCUS for In Vivo Gene Correction? ARCUS “fits” in established gene delivery vehicles like AAV Delivery 2 Safety 1 Evolved to avoid random off-targeting, a critical parameter for safety Control of Edits 3 ARCUS enables gene addition, gene knockout, gene repair Proprietary 4 ARCUS is the “drug” so freedom-to-operate and IP protection are critical

Product Candidate Program Area Discovery Pre-clinical Clinical Rights HBV PCSK9 Transthyretin ApoC3 HAO1 Familial amyloid polyneuropathy Chronic Hepatitis B – IND 2021 Primary hyperoxaluria Lipoprotein lipase deficiency Familial hypercholesterolemia In Vivo Gene Correction Pipeline

Pioneering Liver Editing Collaboration with University of Pennsylvania A collaboration with Jim Wilson and the Penn Orphan Disease Center was initiated August, 2016 to develop in vivo gene editing in the liver Editing efficiency and durability Toxicity both acute and long-term Immunogenicity pre-existing or acquired Off-target editing Persistence of ARCUS and vector Parameters Indications: Familial hypercholesterolemia (PCSK9) Transthyretin amyloidosis (TTR) Lipoprotein lipase deficiency (ApoC3) Primary hyperoxaluria type 1 (HAO1) 56 non-human primates treated 9 unique ARCUS nucleases evaluated Delivery: AAV and LNP/mRNA delivery Scope First published report of in vivo gene editing in a large animal (Nature Biotechnology 2018. 36(8):717-725)

Product Candidate Program Area Discovery Pre-clinical Clinical Rights HBV HAO1 Transthyretin ApoC3 PCSK9 Familial amyloid polyneuropathy Chronic Hepatitis B – IND 2021 Lipoprotein lipase deficiency Familial hypercholesterolemia In Vivo Gene Correction Pipeline HAO1 nominated as lead wholly-owned in vivo program Primary hyperoxaluria

Primary Hyperoxaluria Type 1 (PH1) – Disease Overview

1. **Rare genetic disease caused by loss-of-function mutations in the *AGXT* gene**
   - Gene encodes an enzyme involved in glycine biosynthesis in the liver
   - Disease prevalence: 1-3/1,000,000

2. **Gene mutations lead to the accumulation of calcium oxalate crystals in the kidneys**
   - Causes painful and potentially fatal kidney stones



Glycolaldehyde
ARCUS
Glycolate
Glycolate
secreted
HAO-1
Glyoxylate
AGXT
LDH
Oxalate
Calcium Oxalate
Glycine

3. **~40% of PH1 patients have already progressed to end-stage renal disease (ESRD) at the time of diagnosis and require a *combined liver-kidney transplant***

4. **Suppression of *HAO1* is a validated therapeutic approach**
   - *HAO1* gene product acts upstream of *AGXT*
   - Suppression of *HAO1* prevents the formation of oxalate
   - Approach validated by RNAi and natural loss-of-function mutations in *HAO1*

5. **Strategy: knock-out *HAO1* in liver with a one-time administration of an ARCUS-encoding AAV vector**

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ARCUS Editing Effective in Pre-Clinical Models of PH1 ARCUS treatment resulted in ~70% reduction in urine oxalate in a PH1 mouse model Prevented formation of renal CaOX crystals ARCUS efficiently knocked-out the HAO1 gene in non-human primates following AAV8 delivery NHP 1 3x1013 vg/kg NHP 2 3x1013 vg/kg NHP 3 3x1013 vg/kg NHP 4 3x1013 vg/kg Day 128 Indel % 0 7 14 21 28 35 42 49 56 63 0 50 100 150 200 Day Urine oxalate (% baseline) High dose Low dose Buffer only EG* added to diet Mouse model Non-human primate *Ethylene glycol

Overcoming Cancer Off-the-Shelf CAR T

Key Features of Precision’s Allogeneic CAR T Platform Starting material Optimized donor cells Proprietary markers and selection criteria ARCUS editing Single-step editing avoids off-targeting Product of 15+ years of research CAR insertion CAR directly into TCR locus every time Issued Precision IP Construct Proprietary N6 co-stimulatory domain Precision IP patent pending Length of process Short, 10-day manufacturing Optimizes expansile phenotype Quality Consistent batch-to-batch performance Proprietary platform, product of >2.5 years development and scaling Product supply High yield manufacturing process

PBCAR0191 Phase 1/2a: NHL and B-ALL -14 -7 -5 -4 -3 0 28 60 90 180 360 Screening Follow-Up Day LTFU Study Treatment Period PBCAR0191 Infusion x1 Enrollment Safety & Response Assessment End of Study Lymphodepletion Fludarabine 30 mg/m2/day + Cyclophosphamide 500 mg/m2/day Safety Assessment Objectives Primary: safety and tolerability Secondary: anti-tumor activity Exploratory: expansion, trafficking, and persistence Dose Escalation DL1 = 3.0 x 105 cells/kg DL2 = 1.0 x 106 cells/kg DL3 = 3.0 x 106 cells/kg Eligibility Adult patients with R/R B-NHL or R/R B-ALL Clinical Sites Moffitt (Bijal Shah / Mike Jain) City of Hope (Anthony Stein / Alex Herrera) Dana Farber (Caron Jacobson / Dan DeAngelo) MD Anderson (Nitin Jain / Sattva Neelapu) +8-10 sites to be initiated

Adverse Events Compare Favorably to Autologous CAR T System Organ Class Preferred Term, n(%) NHL (n=6) B-ALL (n=3) CRS (Cytokine Release Syndrome) – Grade 1 or Grade 2 2 (33%) 1 (33%) ICANS (Immune Effector Cell Neurotoxicity) – Grade 1 or Grade 2 0 (0%) 1 (33%) CRS Grade 3 or higher 0 (0%) 0 (0%) ICANS Grade 3 or higher 0 (0%) 0 (0%) GvHD (Graft Versus Host Disease) 0 (0%) 0 (0%) Infection 0 (0%) 0 (0%)

Dose Levels Compared to Autologous CAR T Significantly below the dose ranges of approved autologous CAR T products 1x105/kg 1x106/kg 1x107/kg 1x108/kg 3x105 1x106 2x106 2x108 Adult 1x107 2.5x108 6x107 6x108 Adult Ped, >50 kg 3x105 1x106 1x105/kg 1x106/kg 1x107/kg 1x108/kg 1x109/kg

PBCAR0191 Summary: NHL Program

Patient ID	Baseline disease burden	Best Response Day ≥28	PFS (Days)*	CRS or ICANS (Mechanistic demonstration of cell expansion)	External PCR Expansion (Study Days +)	Internal Flow Expansion (Study Days +)
1-NHL-DL1	Aggressive disease *(Ki67 65%)*	**Partial Response**	60	None	**Positive (Day 3)**	Negative##
2-NHL-DL1	Bulky aggressive disease *(SPD 2,337 / Ki67 90%)*	Progressive Disease	N/A	None	**Positive (Day 1)**	Negative##
3-NHL-DL1	Progressed on Yescarta®	**Partial Response**	180	CRS Grade 2	Negative#	Negative##
4-NHL-DL2	Bulky aggressive disease *(SPD 3,693 / Ki67 40%)*	**Partial Response**	60	None	**Positive (Day 1-21)**	**Positive (Day 1-60)**
5-NHL-DL2	Aggressive disease *(Ki67 85%)*	Progressive Disease	N/A	Hypotension Grade 1; No Fever; ASCTC Gr = Not CRS	**Positive (Day 1-10)**	**Positive (Day 1)**
6-NHL-DL2	Aggressive disease *(Ki67 100%)*	**Complete Response**	28+	CRS Grade 1	**<LLQ; Detectable (Day 7)**	**Positive (Days 1-3)**

67% ORR

Auto CAR T benchmarks

Yescarta – NHL *(mostly DLBCL, Zuma-1)*[1]
54% CR rate / 82% ORR
Grade 3/4 CRS 13%;
Gr 3/4 Neurotox 28%

Yescarta – MCL *(Zuma-2)*[2]
57% CR rate / 82% ORR;
Grade 3/4 CRS 18%;
Gr 3/4 Neurotox 46%

Kymriah[3]
40% CR rate / 52% ORR
Grade 3/4 CRS 22%;
Gr 3/4 Neurotox 12%

* Progression free survival is estimated at the time of study visit

1 Neelapu NEJM 2017 https://www.nejm.org/doi/full/10.1056/NEJMoa1707447
2 Wang, et al., ASH Presentation, Zuma-2, December 2019
3 Schuster NEJM 2019 https://www.nejm.org/doi/full/10.1056/NEJMoa1804980

qPCR performed on DNA extracted from isolated PBMC. Note: extremely low PBMC isolation in 6-NHL-DL2, 7-ALL-DL2, 8-ALL-DL2, and 9-ALL-DL2 yielded low DNA quantities, making interpretation of these results difficult. They are shown for completeness
Lower limit for CAR+ cells was set as 0.03% of lymphocytes. All positive have ≥0.03%, with highest detected at 0.43%

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PBCAR0191 Summary: ALL Program

Patient ID	Baseline disease burden	Best Response Day ≥28	PFS (Days)*	CRS or ICANS (Mechanistic demonstration of cell expansion)	External PCR Expansion (Study Days +)	Internal Flow Expansion (Study Days +)	Auto CAR T benchmarks
7-ALL-DL2	95% marrow blasts Prior CNS disease	Progressive Disease	N/A	None	Negative[#]	Positive (Day 7)	***Yescarta – adult ALL***[1] *68% CR rate* *Durability – difficult to assess due to transplant >50% pts in first 6 mos* *Gr 3/4 CRS 22%;* *Gr 3/4 Neurotox 22%* ***Kymriah*** *60% CR rate (adult ALL)*[2] *Grade 3/4 CRS 70%* *Grade 3/4 Neurotox 3.33%*
8-ALL-DL2	77% marrow blasts	Progressive Disease	N/A	None	Negative[#]	Negative[##]	
9-ALL-DL2	19.8% marrow blasts	**Complete Response**	28+	CRS Grade 1; ICANS Grade 2	<LLQ; Detectable (Day 1, 3, 10, 14)[#]	Positive (Day 28)	

* Progression free survival is estimated at the time of study visit

\# qPCR performed on DNA extracted from isolated PBMC. Note: extremely low PBMC isolation in 6-NHL-DL2, 7-ALL-DL2, 8-ALL-DL2, and 9-ALL-DL2 yielded low DNA quantities, making interpretation of these results difficult. They are shown for completeness

\## Lower limit for CAR+ cells was set as 0.03% of lymphocytes. All positive have ≥0.03%, with highest detected at 0.43%

[1] Zuma-3 ASCO Presentation Shah et al., June 2019

[2] https://www.clinicaltrials.gov/ct2/show/results/NCT02030847?term=Tisagenlecleucel&cond=Acute+Lymphoid+Leukemia&draw=3&view=results

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Data Inform Trial Design – Aim to Further Optimize Clinical Activity Option to re-dose after a response and subsequent disease progression Split dosing into a single lymphodepletion Higher total doses Option to modify lymphodepletion (up or down) 1 2 3 4 Key Protocol Amendments Recently Proposed to FDA

Early Activity and Safety Open Up Multiple Avenues Repeat Dosing Modified Lymphodepletion Split Dosing DL5 9x106 / kg DL4 6x106 / kg DL3 3x106 / kg DL1 3x105 / kg DL2 1x106 / kg Optimized protocol Shortened development timelines Outcome Dosing tailored to disease …increase cell number without tox? …maximize expansion & persistence? Can we… …customize dosing to the patient?

Off-the-Shelf CAR T: The Best of Both Worlds Off-The-Shelf Biologics First Line Safety profile Accessibility CAR T Last Line Efficacy profile Safety profile Accessibility Efficacy profile PBCAR

Off-the-Shelf CAR T Immunotherapy Pipeline Product Candidates Program Area Discovery Pre-clinical Clinical Rights PBCAR0191 (CD19) PBCAR20A (CD20) PBCAR269A (BCMA) NHL and ALL – Phase 1 Data 2020 NHL, CLL, SLL – Phase 1 Dosing Q1 2020 MM - IND cleared – Phase 1 Dosing 2020

Clear Emerging Leadership in Allogeneic CAR T Objective tumor responses observed at first two dose levels Interim data suggest safety profile that compares favorably to auto CAR T Indication of dose-dependent mechanism of action Evidence allogeneic CAR T can be effective in true “off-the-shelf” setting Demonstrated ability to manufacture across multiple CAR T targets at scale Data supports strategy underpinning entirety of proprietary platform

Feed the Planet Elo Life Systems

A Human Health Opportunity An Efficient Business Model Food companies need new inputs to respond to: Climate change. Critical raw materials like citrus and banana are under existential threat Consumer preference. Consumers are demanding healthier diets Elo integrates ARCUS with enabling technologies to create greatly needed improvements to sources of food Partner driven. Elo partners with end-users early in the life of each new program to ensure market uptake Minimal capital investment. Projects are primarily partner-funded. Elo has its own facilities and an independent management team Elo Life Systems is Focused on Healthy and Sustainable Food Discovery Proof of Concept Lead Generation Genome sequencing Functional genomics Model systems Transgenics ARCUS editing Greenhouse ELO LIFE SYSTEMS Field Testing Pre-Launch Product Launch Trait stability Field performance Regulatory Bulk up Pre-marketing Supply chain Sales Marketing Distribution PARTNER

Product Discovery Greenhouse Field Program Lead Ultra-low Saturate Canola Oil* ZeroMelonTM (Melon Sweetener)* High Protein Chickpea Food Pipeline *Partner funded in whole or in part

ZeroMelon™: A Zero Calorie Sugar Substitute

- Elo's **ZeroMelon™** program leverages ARCUS to reactivate dormant genes in watermelon to produce natural, zero calorie sweetener **mogroside V**
- **250x sweeter** than artificial sweeteners / sugar, tasting closer to cane sugar than alternatives
- **Substantial opportunity** – global food sweetener market estimated at ~$82bn by 2024*
- Ability to reactivate mogroside pathway with ARCUS already demonstrated – **validates approach**

ARCUS-mediated reactivation of two latent mogroside V pathway genes in watermelon



FOLD CHANGE
15
13
11
9
7
5
3
1
Endogenous level latent gene A
Endogenous level latent gene B
Reactivated WM mogroside gene A
Reactivated WM mogroside gene B

ZeroMelon™ program highlights

- ✓ **Non-GM watermelon** that produces mogroside V at scale
- ✓ Completed **ARCUS-mediated gene reactivation** in publicly-available elite watermelon varieties
- ✓ ZeroMelon™ product development **in progress**

Potentially rapid path to market

Major anticipated milestones:

- ✓ **2019** – activation of 2 mogroside V genes in watermelon using ARCUS
- **2021** – greenhouse trials
- **2022** – small scale field trial
- **2023** – large scale, multi-site field trials

Commercial product possible in 4-5 years

* Source: Food Sweetener Market - Growth, Trends, forecast (2019-2024), April 2019, Mordor Intelligence

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Upcoming Milestones Expected Across Portfolio IND accepted for BCMA CAR T Initiate dosing for CD20 CAR T Initiate dosing for BCMA CAR T Primary hyperoxaluria candidate selection Start ZeroMelonTM greenhouse studies NHL (CD19) clinical data update ALL (CD19) clinical data update ü

Key Takeaways Highly experienced team includes the pioneers in editing Proprietary ARCUS editing platform with leading specificity and freedom to operate Independent cGMP manufacturing capabilities Initial allogeneic CAR T clinical data validates core strategy Q3 cash $206m, runway into 2H 2021; validating partnerships in each business area Gene correction programs expand upside potential beyond oncology

Dedicated To Improving Life